SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): January 31, 1997


Commission             Registrant State of Incorporation    IRS Employer
File Number              Address and Telephone Number       Identification No.
-----------            ---------------------------------    ------------------


1-12459             MIDAMERICAN ENERGY HOLDINGS COMPANY     42-1451822
                             (An Iowa Corporation)
                           666 Grand Ave. PO Box 657
                            Des Moines, Iowa 50303
                                 515-242-4300

1-11505                  MIDAMERICAN ENERGY COMPANY         42-1425214
                             (An Iowa Corporation)
                           666 Grand Ave. PO Box 657
                            Des Moines, Iowa 50303
                                 515-242-4300

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

(C)   Exhibits.
      ---------

Exhibit Number      Exhibit
--------------      -------

      12.1 MidAmerican Energy Holdings Company computation of ratios of earnings to fixed charges and computation of ratios of earnings to fixed charges plus preferred dividend requirements.

      12.2 MidAmerican Energy Company computation of ratios of earnings to fixed charges and computation of ratios of earnings to fixed charges plus preferred dividend requirements.

      27            Financial Data Schedules (for electronic filing only).

      99.1 Financial information of MidAmerican Energy Holdings Company and MidAmerican Energy Company including selected financial data for the years ended and as of December 31, 1996, 1995, 1994, 1993 and 1992; management's discussion and analysis of financial condition and results of operations; consolidated statements of income, cash flows and retained earnings for the years ended December 31, 1996, 1995 and 1994; consolidated balance sheets and consolidated statements of capitalization as of December 31, 1996 and 1995; notes to the consolidated financial statements; report of the independent public accountant; report of management; and supplemental financial and statistical data.

                                   Signatures


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                   MidAmerican Energy Holdings Company
                                   -----------------------------------
                                                Registrant



January 31, 1997                                Paul J. Leighton
----------------                   --------------------------------------
  Date                                          Paul J. Leighton
                                   Vice President and Corporate Secretary




                                        MidAmerican Energy Company
                                   --------------------------------------
                                                Registrant



January 31, 1997                                Paul J. Leighton
----------------                   --------------------------------------
  Date                                          Paul J. Leighton
                                   Vice President and Corporate Secretary

                                  EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

      12.1 MidAmerican Energy Holdings Company computation of ratios of earnings to fixed charges and computation of ratios of earnings to fixed charges plus preferred dividend requirements.

      12.2 MidAmerican Energy Company computation of ratios of earnings to fixed charges and computation of ratios of earnings to fixed charges plus preferred dividend requirements.

      27            Financial Data Schedules (for electronic filing only).

      99.1 Financial information of MidAmerican Energy Holdings Company and MidAmerican Energy Company including selected financial data for the years ended and as of December 31, 1996, 1995, 1994, 1993 and 1992; management's discussion and analysis of financial condition and results of operations; consolidated statements of income, cash flows and retained earnings for the years ended December 31, 1996, 1995 and 1994; consolidated balance sheets and consolidated statements of capitalization as of December 31, 1996 and 1995; notes to the consolidated financial statements; report of the independent public accountant; report of management; and supplemental financial and statistical data.